Exhibit 99.2

STANCORP FINANCIAL GROUP, INC.

STATISTICAL SUPPLEMENT

September 30, 2009

(Unaudited)

Financial measures that exclude after-tax one-time costs, after-tax net capital gains and losses and accumulated other comprehensive income (loss) are non-GAAP (Generally Accepted Accounting Principles in the United States) measures. To provide investors with a broader understanding of earnings, the Company provides net income per diluted share excluding after-tax one-time costs and after-tax net capital gains and losses, along with the GAAP measure of net income per diluted share, because one-time costs and capital gains and losses are not likely to occur in a stable pattern.

Return on average equity excluding after-tax one-time costs and after-tax net capital gains and losses from net income and accumulated other comprehensive income (loss) from equity is furnished along with the GAAP measure of net income return on average equity because management believes providing both measures gives investors a broader understanding of return on equity. Measuring return on average equity without accumulated other comprehensive income (loss) excludes the effect of market value fluctuations of the Company’s fixed maturity securities associated with changes in interest rates and other market data. Management believes that measuring return on average equity without accumulated other comprehensive income (loss) is important to investors because the turnover of the Company’s portfolio of fixed maturity securities may not be such that unrealized gains and losses reflected in accumulated other comprehensive income (loss) are ultimately realized. Furthermore, for the purpose of calculating this ratio, management believes exclusion of accumulated other comprehensive income (loss) provides investors with a better measure of return.

Certain prior period amounts may have been reclassified to conform to the current period’s presentation.

StanCorp Financial Group, Inc.

1100 SW Sixth Avenue

Portland, Oregon 97204

Investor Inquiries:

Jeff Hallin

Phone: (971)321-6127

Fax: (971)321-5037

Email: jhallin@standard.com

Web site address: http://www.stancorpfinancial.com

STANCORP FINANCIAL GROUP, INC.

Financial Highlights

(Dollars in millions – except share data)

CONSOLIDATED

						2009			2008
2004	2005	2006	2007	2008		3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Income (loss) before income taxes:
$264.6	$300.1	$282.4	$322.6	$366.4	Insurance Services	$84.3	$100.9	$86.0	$94.8	$103.4	$89.3	$78.9
31.1	30.9	38.4	42.9	34.9	Asset Management	11.0	7.7	4.5	3.2	10.8	12.6	8.3
(3.7)	(5.4)	(11.1)	(23.8)	(160.2)	Other	(5.1)	(23.5)	(41.4)	(61.8)	(55.9)	(31.4)	(11.1)

292.0	325.6	309.7	341.7	241.1	Total income before income taxes	90.2	85.1	49.1	36.2	58.3	70.5	76.1

92.6	114.5	105.9	114.2	78.2	Income taxes	30.3	28.8	16.4	12.2	18.1	22.1	25.8

$199.4	$211.1	$203.8	$227.5	$162.9	Net income	$59.9	$56.3	$32.7	$24.0	$40.2	$48.4	$50.3

					Net income per common share:
$3.49	$3.81	$3.77	$4.39	$3.33	Basic	$1.22	$1.15	$0.67	$0.49	$0.82	$0.99	$1.03
3.45	3.76	3.73	4.35	3.30	Diluted	1.21	1.15	0.67	0.49	0.82	0.98	1.02

					Share data:
57,192,206	55,465,215	54,079,033	51,824,050	48,917,235	Basic weighted-average	49,163,415	49,045,188	48,963,496	48,882,496	48,886,729	48,943,331	48,957,122
57,838,188	56,076,666	54,688,114	52,344,950	49,292,240	Diluted weighted-average	49,325,574	49,096,913	49,013,181	49,119,279	49,267,415	49,414,086	49,371,683
56,889,678	54,712,936	53,592,178	49,155,131	48,989,074	At period end	49,176,753	49,157,311	48,986,261	48,989,074	48,924,444	49,029,174	48,949,742

$199.4	$211.1	$203.8	$227.5	$162.9	Net income	$59.9	$56.3	$32.7	$24.0	$40.2	$48.4	$50.3
—	—	—	—	—	After-tax one-time costs	(2.1)	(3.9)	(5.4)	—	—	—	—
7.4	1.4	1.2	(0.4)	(83.4)	After-tax net capital gains (losses)	2.2	(2.9)	(17.3)	(35.0)	(31.6)	(14.0)	(2.8)

$192.0	$209.7	$202.6	$227.9	$246.3	Net income excluding after-tax one-time costs and after-tax net capital gains (losses)	$59.8	$63.1	$55.4	$59.0	$71.8	$62.4	$53.1

$11.5	$2.2	$1.9	$(0.6)	$(128.8)	Net capital gains (losses)	$3.4	$(4.5)	$(26.7)	$(54.0)	$(48.8)	$(21.6)	$(4.4)
4.1	0.8	0.7	(0.2)	(45.4)	Taxes expense (benefit) on net capital gains (losses)	1.2	(1.6)	(9.4)	(19.0)	(17.2)	(7.6)	(1.6)

$7.4	$1.4	$1.2	$(0.4)	$(83.4)	After-tax net capital gains (losses)	$2.2	$(2.9)	$(17.3)	$(35.0)	$(31.6)	$(14.0)	$(2.8)

					Diluted earnings per common share:
$3.45	$3.76	$3.73	$4.35	$3.30	Net income	$1.21	$1.15	$0.67	$0.49	$0.82	$0.98	$1.02
—	—	—	—	—	After-tax one-time costs	(0.04)	(0.08)	(0.11)	—	—	—	—
0.13	0.02	0.03	—	(1.70)	After-tax net capital gains (losses)	0.04	(0.06)	(0.35)	(0.71)	(0.64)	(0.28)	(0.06)

$3.32	$3.74	$3.70	$4.35	$5.00	Net income excluding after-tax one-time costs and after-tax net capital gains (losses)	$1.21	$1.29	$1.13	$1.20	$1.46	$1.26	$1.08

$1,401.1	$1,413.8	$1,464.5	$1,429.0	$1,380.3	Shareholders’ equity	$1,801.4	$1,600.2	$1,413.6	$1,380.3	$1,420.1	$1,465.8	$1,492.0
136.1	59.8	(8.1)	16.8	(153.9)	Accumulated other comprehensive income (loss)	103.7	(35.9)	(157.5)	(153.9)	(123.3)	(41.5)	36.3

$1,265.0	$1,354.0	$1,472.6	$1,412.2	$1,534.2	Shareholders’ equity excluding accumulated other comprehensive income (loss)	$1,697.7	$1,636.1	$1,571.1	$1,534.2	$1,543.4	$1,507.3	$1,455.7

14.7%	15.0%	14.2%	15.7%	11.6%	Net income return on average equity	14.1%	14.9%	9.4%	6.9%	11.1%	13.1%	13.8%
16.5	16.1	14.4	15.8	11.1	Net income return on average equity (excluding accumulated other comprehensive income (loss))	14.4	14.0	8.4	6.2	10.5	13.1	14.0
15.9	16.0	14.3	15.8	16.7	Net income return on average equity (excluding after-tax one-time costs, after-tax net capital gains (losses) and accumulated other comprehensive income (loss))	14.3	15.7	14.3	15.3	18.8	16.8	14.8

					Book value per common share:
$24.63	$25.84	$27.33	$29.07	$28.18	Including accumulated other comprehensive income (loss)	$36.63	$32.55	$28.86	$28.18	$29.03	$29.90	$30.48
2.39	1.09	(0.15)	0.34	(3.14)	Accumulated other comprehensive income (loss)	2.11	(0.73)	(3.21)	(3.14)	(2.52)	(0.84)	0.74

$22.24	$24.75	$27.48	$28.73	$31.32	Excluding accumulated other comprehensive income (loss)	$34.52	$33.28	$32.07	$31.32	$31.55	$30.74	$29.74

2,770	2,798	3,280	3,437	3,436	Number of employees	3,202	3,368	3,411	3,436	3,454	3,458	3,471

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

CONSOLIDATED

						2009			2008
2004	2005	2006	2007	2008		3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$1,654.0	$1,826.5	$1,935.0	$2,078.3	$2,140.2	Premiums	$520.3	$525.7	$545.0	$528.0	$528.7	$543.0	$540.5
33.7	43.3	77.1	115.2	114.6	Administrative fees	27.7	27.1	24.2	26.0	29.8	30.9	27.9
445.3	465.2	478.9	516.3	541.0	Net investment income	150.2	145.4	143.5	138.8	136.8	136.6	128.8
					Net capital gains (losses):
(0.2)	(2.5)	—	(2.5)	(104.9)	Total other-than-temporary impairment losses on fixed maturity securities	(2.3)	(0.1)	(3.3)	(39.7)	(42.3)	(21.6)	(1.3)
—	—	—	—	—	Portion of other-than-temporary impairment losses on fixed maturity securities recognized in other comprehensive income	—	—	—	—	—	—	—
11.7	4.7	1.9	1.9	(23.9)	All other net capital gains (losses)	5.7	(4.4)	(23.4)	(14.3)	(6.5)	—	(3.1)

11.5	2.2	1.9	(0.6)	(128.8)	Total net capital gains (losses)	3.4	(4.5)	(26.7)	(54.0)	(48.8)	(21.6)	(4.4)

2,144.5	2,337.2	2,492.9	2,709.2	2,667.0	Total revenues	701.6	693.7	686.0	638.8	646.5	688.9	692.8

					Benefits and expenses:
1,291.2	1,392.3	1,513.1	1,591.8	1,589.4	Benefits to policyholders	395.7	384.8	412.5	388.9	379.6	409.2	411.7
76.5	84.0	97.7	108.8	110.7	Interest credited	40.5	35.9	34.0	32.8	28.9	27.8	21.2
298.5	340.6	370.3	434.8	469.2	Operating expenses	110.2	122.4	126.2	120.6	115.9	115.8	116.9
154.4	168.5	183.6	198.0	227.6	Commissions and bonuses	50.5	48.8	54.6	64.5	51.0	54.9	57.2
29.4	32.0	34.6	36.4	37.3	Premium taxes	8.5	9.1	8.3	9.2	9.7	9.4	9.0
17.7	18.0	17.9	30.7	39.2	Interest expense	9.7	9.8	9.9	9.8	9.8	9.9	9.7
(57.7)	(61.6)	(78.5)	(86.2)	(115.3)	Deferral of acquisition costs	(23.4)	(22.4)	(26.1)	(39.6)	(23.1)	(25.4)	(27.2)
42.5	37.8	44.5	53.2	67.8	Amortization of deferred acquisition costs, value of business acquired and intangibles	19.7	20.2	17.5	16.4	16.4	16.8	18.2

1,852.5	2,011.6	2,183.2	2,367.5	2,425.9	Total benefits and expenses	611.4	608.6	636.9	602.6	588.2	618.4	616.7

292.0	325.6	309.7	341.7	241.1	Income before income taxes	90.2	85.1	49.1	36.2	58.3	70.5	76.1

92.6	114.5	105.9	114.2	78.2	Income taxes	30.3	28.8	16.4	12.2	18.1	22.1	25.8

199.4	211.1	203.8	227.5	162.9	Net income	59.9	56.3	32.7	24.0	40.2	48.4	50.3

					Other comprehensive income (loss), net of tax:
					Unrealized gains (losses) on securities:
(13.3)	(67.5)	(41.7)	25.0	(206.0)	Unrealized capital gains (losses) on securities available-for-sale, net	143.2	124.3	(16.7)	(19.8)	(113.8)	(92.9)	20.5
—	—	—	—	—	Unrealized losses relating to other-than-temporary impairment losses on fixed maturity securities for which a portion has been recognized in earnings	—	—	—	—	—	—	—
(10.9)	(8.8)	(1.7)	(2.0)	80.3	Reclassification adjustment for net capital (gains) losses included in net income, net	(4.6)	(2.0)	15.9	34.9	31.7	14.9	(1.2)
					Employee benefit plans:
—	—	—	0.3	(45.9)	Prior service credit (cost) and net gains (losses) arising during the period, net	—	—	(3.9)	(45.9)	—	—	—
—	—	—	1.6	0.9	Reclassification adjustment for amortization to net periodic pension cost, net	1.0	1.6	1.1	0.2	0.3	0.2	0.2

(24.2)	(76.3)	(43.4)	24.9	(170.7)	Total	139.6	123.9	(3.6)	(30.6)	(81.8)	(77.8)	19.5

$175.2	$134.8	$160.4	$252.4	$(7.8)	Comprehensive income (loss)	$199.5	$180.2	$29.1	$(6.6)	$(41.6)	$(29.4)	$69.8

					Statutory data - insurance subsidiaries:
$275.8	$314.0	$271.1	$309.3	$341.6	Net gain from operations before federal income taxes and realized capital gains (losses)	$88.9	$105.3	$82.2	$69.9	$109.0	$86.2	$76.5
191.5	207.5	172.8	197.2	235.0	Net gain from operations after federal income taxes and before realized capital gains (losses)	59.1	66.2	58.0	51.0	70.7	57.2	56.1
942.5	968.7	967.5	1,047.8	1,151.7	Capital and surplus	1,205.5	1,172.7	1,169.0	1,151.7	1,170.6	1,146.5	1,087.3
73.8	88.2	96.6	102.2	78.8	Asset valuation reserve	83.7	88.6	80.0	78.8	95.2	101.5	104.5

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

RESULTS BY SEGMENT

						2009			2008
2004	2005	2006	2007	2008		3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
					Premiums:
$1,650.0	$1,816.4	$1,927.4	$2,063.6	$2,109.1	Insurance Services	$501.9	$516.2	$542.9	$518.7	$522.1	$534.0	$534.3
4.0	10.1	7.6	14.7	31.1	Asset Management	18.4	9.5	2.1	9.3	6.6	9.0	6.2

1,654.0	1,826.5	1,935.0	2,078.3	2,140.2	Total premiums	520.3	525.7	545.0	528.0	528.7	543.0	540.5

					Administrative fees:
6.9	8.8	8.7	8.4	9.2	Insurance Services	2.1	2.0	2.0	2.3	2.2	2.4	2.3
32.0	40.6	78.3	118.7	118.3	Asset Management	29.1	28.6	25.5	26.9	30.9	31.7	28.8
(5.2)	(6.1)	(9.9)	(11.9)	(12.9)	Other	(3.5)	(3.5)	(3.3)	(3.2)	(3.3)	(3.2)	(3.2)

33.7	43.3	77.1	115.2	114.6	Total administrative fees	27.7	27.1	24.2	26.0	29.8	30.9	27.9

					Net investment income:
302.5	303.3	313.4	325.8	337.5	Insurance Services	84.5	84.6	82.9	85.3	84.0	85.3	82.9
133.9	140.3	151.3	170.2	183.8	Asset Management	61.9	58.1	54.5	48.4	47.4	48.1	39.9
8.9	21.6	14.2	20.3	19.7	Other	3.8	2.7	6.1	5.1	5.4	3.2	6.0

445.3	465.2	478.9	516.3	541.0	Total net investment income	150.2	145.4	143.5	138.8	136.8	136.6	128.8

11.5	2.2	1.9	(0.6)	(128.8)	Net capital gains (losses)	3.4	(4.5)	(26.7)	(54.0)	(48.8)	(21.6)	(4.4)

2,144.5	2,337.2	2,492.9	2,709.2	2,667.0	Total revenues	701.6	693.7	686.0	638.8	646.5	688.9	692.8

					Benefits and expenses:
1,694.8	1,828.4	1,967.1	2,075.2	2,089.4	Insurance Services	504.2	501.9	541.8	511.5	504.9	532.4	540.6
138.8	160.1	198.8	260.7	298.3	Asset Management	98.4	88.5	77.6	81.4	74.1	76.2	66.6
18.9	23.1	17.3	31.6	38.2	Other	8.8	18.2	17.5	9.7	9.2	9.8	9.5

1,852.5	2,011.6	2,183.2	2,367.5	2,425.9	Total benefits and expenses	611.4	608.6	636.9	602.6	588.2	618.4	616.7

					Income (loss) before income taxes:
264.6	300.1	282.4	322.6	366.4	Insurance Services	84.3	100.9	86.0	94.8	103.4	89.3	78.9
31.1	30.9	38.4	42.9	34.9	Asset Management	11.0	7.7	4.5	3.2	10.8	12.6	8.3
(3.7)	(5.4)	(11.1)	(23.8)	(160.2)	Other	(5.1)	(23.5)	(41.4)	(61.8)	(55.9)	(31.4)	(11.1)

292.0	325.6	309.7	341.7	241.1	Total income before income taxes	90.2	85.1	49.1	36.2	58.3	70.5	76.1
92.6	114.5	105.9	114.2	78.2	Income taxes	30.3	28.8	16.4	12.2	18.1	22.1	25.8

$199.4	$211.1	$203.8	$227.5	$162.9	Net income	$59.9	$56.3	$32.7	$24.0	$40.2	$48.4	$50.3

STANCORP FINANCIAL GROUP, INC.

Financial Results

(Dollars in millions)

INSURANCE SERVICES SEGMENT

						2009			2008
2004	2005	2006	2007	2008		3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$1,650.0	$1,816.4	$1,927.4	$2,063.6	$2,109.1	Premiums	$501.9	$516.2	$542.9	$518.7	$522.1	$534.0	$534.3
6.9	8.8	8.7	8.4	9.2	Administrative fees	2.1	2.0	2.0	2.3	2.2	2.4	2.3
302.5	303.3	313.4	325.8	337.5	Net investment income	84.5	84.6	82.9	85.3	84.0	85.3	82.9

1,959.4	2,128.5	2,249.5	2,397.8	2,455.8	Total revenues	588.5	602.8	627.8	606.3	608.3	621.7	619.5

					Benefits and expenses:
1,278.4	1,372.9	1,497.1	1,569.4	1,549.7	Benefits to policyholders	374.7	372.7	407.7	377.1	371.3	397.9	403.4
4.5	8.1	13.3	16.1	10.8	Interest credited	1.1	0.9	1.9	1.8	2.6	2.7	3.7
253.4	284.2	291.8	313.2	338.4	Operating expenses	80.2	81.8	85.7	86.0	84.0	83.7	84.7
134.4	148.0	155.5	167.5	175.8	Commissions and bonuses	43.0	40.4	45.8	43.4	42.7	43.0	46.7
29.4	32.0	34.6	36.4	37.3	Premium taxes	8.5	9.1	8.3	9.2	9.7	9.4	9.0
(44.9)	(50.1)	(62.4)	(70.6)	(75.2)	Deferral of acquisition costs	(18.6)	(16.4)	(20.6)	(20.6)	(18.0)	(16.8)	(19.8)
39.6	33.3	37.2	43.2	52.6	Amortization of deferred acquisition costs, value of business acquired and intangibles	15.3	13.4	13.0	14.6	12.6	12.5	12.9

1,694.8	1,828.4	1,967.1	2,075.2	2,089.4	Total benefits and expenses	504.2	501.9	541.8	511.5	504.9	532.4	540.6

$264.6	$300.1	$282.4	$322.6	$366.4	Income before income taxes	$84.3	$100.9	$86.0	$94.8	$103.4	$89.3	$78.9

					Benefit ratio (including interest credited):
65.5%	64.9%	67.1%	66.1%	63.5%	% of total revenues	63.9%	62.0%	65.2%	62.5%	61.5%	64.4%	65.7%
77.8	76.0	78.4	76.8	74.0	% of total premiums	74.9	72.4	75.4	73.0	71.6	75.0	76.2

					Statistics (% of total premiums):
15.4%	15.6%	15.1%	15.2%	16.0%	Operating expenses	16.0%	15.8%	15.8%	16.6%	16.1%	15.7%	15.9%
16.0	16.5	14.7	15.6	17.4	Income before income taxes	16.8	19.5	15.8	18.3	19.8	16.7	14.8

STANCORP FINANCIAL GROUP, INC.

Insurance Services Segment Statistics

(Dollars in millions)

INSURANCE SERVICES SEGMENT

						2009			2008
2004	2005	2006	2007	2008		3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Group Insurance:
					Premiums:
$611.1	$681.0	$735.0	$807.2	$850.3	Life and AD&D	$202.3	$206.6	$211.6	$207.1	$208.5	$219.5	$215.2
714.5	780.7	809.9	869.8	862.9	LTD	203.0	205.9	212.8	212.9	213.0	219.9	217.1
177.8	191.7	211.1	219.5	215.5	STD	51.4	51.8	53.8	53.5	53.5	54.6	53.9
64.8	73.8	72.9	70.8	75.8	Other	19.9	20.1	19.6	19.0	19.4	19.0	18.4
(11.7)	(20.2)	(22.6)	(37.2)	(44.6)	Experience rated refunds	(14.0)	(7.2)	(12.5)	(12.3)	(8.9)	(13.3)	(10.1)

$1,556.5	$1,707.0	$1,806.3	$1,930.1	$1,959.9	Total premiums	$462.6	$477.2	$485.3	$480.2	$485.5	$499.7	$494.5

					Benefit ratio (including interest credited):
66.3%	65.7%	68.0%	67.4%	63.9%	% of total revenues	65.8%	64.2%	65.9%	62.5%	61.7%	64.6%	66.8%
77.4	75.8	78.3	77.4	73.6	% of total premiums	76.3	74.2	75.8	72.3	71.1	74.4	76.6

					Statistics (% of total premiums):
14.8%	15.2%	14.9%	15.1%	16.1%	Operating expenses	16.0%	15.8%	16.4%	16.7%	16.1%	15.6%	16.0%
15.5	16.0	14.2	14.5	17.2	Income before income taxes	15.4	17.4	15.0	18.3	19.8	16.8	14.0

					Sales (annualized new premiums) reported at contract effective date:
$118.6	$148.4	$138.0	$181.4	$134.8	Life and AD&D	$22.7	$14.6	$47.4	$39.7	$12.6	$18.5	$64.0
133.5	106.4	114.1	168.7	93.5	LTD	21.3	11.9	25.3	34.1	10.7	14.4	34.3
51.3	43.8	42.1	34.2	33.5	STD	9.1	2.9	14.1	11.2	4.9	5.2	12.2
26.9	26.3	23.6	24.5	30.7	Other	6.6	5.6	13.3	9.5	6.0	4.9	10.3

$330.3	$324.9	$317.8	$408.8	$292.5	Total	$59.7	$35.0	$100.1	$94.5	$34.2	$43.0	$120.8

					Persistency (% of premiums):
86.0%	89.4%	89.0%	90.0%	83.2%	Life
87.5	89.9	88.9	87.5	83.4	LTD
72.6	80.3	76.0	74.3	79.0	Dental
83.0	82.9	87.8	84.7	81.7	Other A&H

85.6%	88.2%	88.1%	87.4%	82.9%	Total

					Individual Disability:
$93.5	$109.4	$121.1	$133.5	$149.2	Premiums:	$39.3	$39.0	$57.6	$38.5	$36.6	$34.3	$39.8

					Benefit ratio:
54.4%	54.8%	56.9%	50.6%	59.2%	% of total revenues	44.2%	37.8%	59.6%	62.1%	59.0%	61.9%	54.1%
83.2	79.2	79.4	69.3	78.7	% of total premiums	58.3	50.0	72.2	82.6	78.1	84.3	70.6

					Statistics (% of premiums):
24.1%	22.3%	19.4%	16.6%	15.7%	Operating expenses	15.8%	16.4%	10.8%	15.6%	16.4%	16.3%	14.6%
24.2	24.5	21.6	32.2	19.6	Income before income taxes	33.6	45.9	22.9	17.4	19.9	16.0	24.6

$18.9	$21.5	$21.5	$23.9	$26.4	Disability sales	$6.0	$5.6	$5.8	$7.7	$6.9	$6.1	$5.7

95.6%	95.5%	95.1%	95.0%	94.7%	Disability persistency (% of premiums)

STANCORP FINANCIAL GROUP, INC.

Financial Results

(Dollars in millions)

ASSET MANAGEMENT SEGMENT

						2009			2008
2004	2005	2006	2007	2008		3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$4.0	$10.1	$7.6	$14.7	$31.1	Premiums	$18.4	$9.5	$2.1	$9.3	$6.6	$9.0	$6.2
32.0	40.6	78.3	118.7	118.3	Administrative fees	29.1	28.6	25.5	26.9	30.9	31.7	28.8
133.9	140.3	151.3	170.2	183.8	Net investment income	61.9	58.1	54.5	48.4	47.4	48.1	39.9

169.9	191.0	237.2	303.6	333.2	Total revenues	109.4	96.2	82.1	84.6	84.9	88.8	74.9

					Benefits and expenses:
12.8	19.4	16.0	22.4	39.7	Benefits to policyholders	21.0	12.1	4.8	11.8	8.3	11.3	8.3
72.0	75.9	84.4	92.7	99.9	Interest credited	39.4	35.0	32.1	31.0	26.3	25.1	17.5
43.8	50.9	78.6	120.2	131.4	Operating expenses	30.9	32.1	32.9	34.6	32.4	32.1	32.3
20.0	20.5	28.1	30.5	51.8	Commissions and bonuses	7.5	8.4	8.8	21.1	8.3	11.9	10.5
0.1	0.4	0.5	0.5	0.4	Interest expense	—	0.1	—	0.1	0.1	0.1	0.1
(12.8)	(11.5)	(16.1)	(15.6)	(40.1)	Deferral of acquisition costs	(4.8)	(6.0)	(5.5)	(19.0)	(5.1)	(8.6)	(7.4)
2.9	4.5	7.3	10.0	15.2	Amortization of deferred acquisition costs, value of business acquired and intangibles	4.4	6.8	4.5	1.8	3.8	4.3	5.3

138.8	160.1	198.8	260.7	298.3	Total benefits and expenses	98.4	88.5	77.6	81.4	74.1	76.2	66.6

$31.1	$30.9	$38.4	$42.9	$34.9	Income before income taxes	$11.0	$7.7	$4.5	$3.2	$10.8	$12.6	$8.3

					Assets under administration:
$3,367.1	$4,221.7	$16,240.0	$18,725.6	$14,467.3	Retirement Plans *	$16,382.3	$15,030.3	$13,766.3	$14,467.3	$16,829.8	$17,826.3	$17,792.9
1,085.3	1,143.3	1,234.9	1,295.9	2,056.6	Individual Annuities	2,324.3	2,237.6	2,132.7	2,056.6	1,693.1	1,636.5	1,429.4
747.9	1,141.9	1,407.0	1,899.4	2,526.2	Mortgage loans for other investors	2,538.3	2,539.0	2,527.7	2,526.2	2,430.3	2,262.3	2,070.7
36.1	35.5	137.5	447.3	644.7	Other	691.7	631.5	605.7	644.7	747.4	466.1	484.0

$5,236.4	$6,542.4	$19,019.4	$22,368.2	$19,694.8	Total	$21,936.6	$20,438.4	$19,032.4	$19,694.8	$21,700.6	$22,191.2	$21,777.0

					Annualized operating expenses:
					(% of average assets under administration)
1.03%	0.90%	0.59%	0.56%	0.62%	Retirement Plans *	0.61%	0.69%	0.72%	0.69%	0.58%	0.57%	0.56%

					Interest credited:
					(% of investment income)
55.5%	55.0%	54.5%	54.9%	57.0%	Retirement Plans	56.9%	57.7%	57.7%	56.7%	58.3%	56.3%	56.6%
61.9	60.9	64.4	67.0	64.2	Individual Annuities	73.4	71.1	66.1	80.7	65.1	61.6	39.3

$184.0	$119.9	$214.2	$210.7	$895.4	Individual Annuity sales	$93.2	$120.2	$104.5	$398.2	$89.4	$232.9	$174.9

$1,170.4	$996.4	$942.8	$1,447.3	$1,373.8	Commercial mortgage loans originated	$98.7	$283.2	$180.3	$239.3	$346.7	$380.5	$407.3

*	Includes the July 2006 acquisition of Invesmart, Inc. and the July 2007 acquisition of DPA, Inc.

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

OTHER

						2009			2008
2004	2005	2006	2007	2008		3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$(5.2)	$(6.1)	$(9.9)	$(11.9)	$(12.9)	Administrative fees	$(3.5)	$(3.5)	$(3.3)	$(3.2)	$(3.3)	$(3.2)	$(3.2)
8.9	21.6	14.2	20.3	19.7	Net investment income	3.8	2.7	6.1	5.1	5.4	3.2	6.0
					Net capital gains (losses):
(0.2)	(2.5)	—	(2.5)	(104.9)	Total other-than-temporary impairment losses on fixed maturity securities	(2.3)	(0.1)	(3.3)	(39.7)	(42.3)	(21.6)	(1.3)
—	—	—	—	—	Portion of other-than-temporary impairment losses on fixed maturity securities recognized in other comprehensive income	—	—	—	—	—	—	—
11.7	4.7	1.9	1.9	(23.9)	All other net capital gains (losses)	5.7	(4.4)	(23.4)	(14.3)	(6.5)	—	(3.1)

11.5	2.2	1.9	(0.6)	(128.8)	Total net capital gains (losses)	3.4	(4.5)	(26.7)	(54.0)	(48.8)	(21.6)	(4.4)

15.2	17.7	6.2	7.8	(122.0)	Total revenues	3.7	(5.3)	(23.9)	(52.1)	(46.7)	(21.6)	(1.6)

					Benefits and expenses:
1.3	5.5	(0.1)	1.4	(0.6)	Operating expenses	(0.9)	8.5	7.6	—	(0.5)	—	(0.1)

17.6	17.6	17.4	30.2	38.8	Interest expense	9.7	9.7	9.9	9.7	9.7	9.8	9.6

18.9	23.1	17.3	31.6	38.2	Total benefits and expenses	8.8	18.2	17.5	9.7	9.2	9.8	9.5

$(3.7)	$(5.4)	$(11.1)	$(23.8)	$(160.2)	Loss before income taxes	$(5.1)	$(23.5)	$(41.4)	$(61.8)	$(55.9)	$(31.4)	$(11.1)

STANCORP FINANCIAL GROUP, INC.

Consolidated Balance Sheets

(In millions)

CONSOLIDATED

						2009			2008
2004	2005	2006	2007	2008		3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					ASSETS

					Investments:
$4,412.5	$4,613.2	$4,786.0	$4,997.1	$5,200.3	Fixed maturity securities (available-for-sale)	$6,036.4	$5,716.7	$5,449.9	$5,200.3	$5,196.1	$5,285.9	$5,202.5
—	—	—	4.5	1.4	Short-term investments	1.2	1.2	1.3	1.4	1.5	1.8	4.5
2,948.2	3,243.7	3,316.0	3,657.7	4,083.6	Commercial mortgage loans, net	4,313.8	4,297.2	4,137.9	4,083.6	4,017.1	3,967.8	3,808.0
72.2	77.7	89.9	71.8	81.3	Real estate, net	91.1	87.3	83.2	81.3	73.3	72.2	71.9
4.2	4.0	4.0	3.9	3.4	Policy loans	3.3	3.2	3.4	3.4	3.6	3.8	3.9

7,437.1	7,938.6	8,195.9	8,735.0	9,370.0	Total investments	10,445.8	10,105.6	9,675.7	9,370.0	9,291.6	9,331.5	9,090.8
45.3	53.2	56.0	205.8	280.5	Cash and cash equivalents	205.9	125.9	177.8	280.5	99.6	72.2	274.6
77.8	81.5	99.2	106.8	101.9	Premiums and other receivables	109.3	104.5	96.8	101.9	106.3	101.5	103.6
82.7	85.6	89.5	93.1	103.1	Accrued investment income	112.9	106.9	113.9	103.1	108.7	100.5	102.0
887.9	897.7	913.6	929.6	944.0	Amounts recoverable from reinsurers	931.6	931.4	953.0	944.0	938.6	937.8	929.0
218.8	245.3	309.2	288.8	334.5	Deferred acquisition costs, value of business acquired and intangibles, net	335.4	349.1	344.5	334.5	315.9	309.7	297.1
—	—	33.5	36.0	36.0	Goodwill, net	36.0	36.0	36.0	36.0	36.0	36.0	36.1
78.3	86.7	84.6	126.9	136.1	Property and equipment, net	128.8	130.4	133.1	136.1	134.6	134.0	130.7
—	—	—	—	75.1	Deferred tax assets, net	—	25.3	70.0	75.1	71.9	11.9	—
45.5	54.5	24.6	74.5	98.1	Other assets	63.1	78.9	65.2	98.1	47.1	33.7	34.3
2,338.6	3,007.6	3,832.5	4,386.4	3,075.9	Separate account assets	3,990.6	3,415.2	2,902.0	3,075.9	3,713.5	4,157.8	4,089.5

$11,212.0	$12,450.7	$13,638.6	$14,982.9	$14,555.2	Total assets	$16,359.4	$15,409.2	$14,568.0	$14,555.2	$14,863.8	$15,226.6	$15,087.7

					LIABILITIES AND EQUITY

					Liabilities:
$4,484.6	$4,689.3	$4,927.6	$5,158.7	$5,285.9	Future policy benefits and claims	$5,328.5	$5,298.1	$5,297.1	$5,285.9	$5,248.6	$5,246.0	$5,197.0
2,400.9	2,649.3	2,937.8	3,153.8	3,944.1	Other policyholder funds	4,256.4	4,200.9	4,077.7	3,944.1	3,654.3	3,533.3	3,352.8
115.1	73.6	22.9	15.6	—	Deferred tax liabilities, net	49.2	—	—	—	—	—	31.9
0.2	2.0	2.4	4.0	3.7	Short-term debt	9.0	3.3	3.6	3.7	4.5	22.0	4.2
258.1	260.1	261.1	562.6	561.5	Long-term debt	553.5	559.9	560.7	561.5	561.7	562.3	561.9
213.4	355.0	189.8	272.8	303.8	Other liabilities	370.8	331.6	313.3	303.8	261.1	239.4	358.4
2,338.6	3,007.6	3,832.5	4,386.4	3,075.9	Separate account liabilities	3,990.6	3,415.2	2,902.0	3,075.9	3,713.5	4,157.8	4,089.5

9,810.9	11,036.9	12,174.1	13,553.9	13,174.9	Total liabilities	14,558.0	13,809.0	13,154.4	13,174.9	13,443.7	13,760.8	13,595.7

					Shareholders’ equity:
618.2	530.3	479.9	267.1	262.9	Common stock	275.2	273.5	267.1	262.9	259.4	263.5	260.3
136.1	59.8	(8.1)	16.8	(153.9)	Accumulated other comprehensive income (loss)	103.7	(35.9)	(157.5)	(153.9)	(123.3)	(41.5)	36.3
646.8	823.7	992.7	1,145.1	1,271.3	Retained earnings	1,422.5	1,362.6	1,304.0	1,271.3	1,284.0	1,243.8	1,195.4

1,401.1	1,413.8	1,464.5	1,429.0	1,380.3	Total shareholders’ equity	1,801.4	1,600.2	1,413.6	1,380.3	1,420.1	1,465.8	1,492.0

$11,212.0	$12,450.7	$13,638.6	$14,982.9	$14,555.2	Total liabilities and shareholders’ equity	$16,359.4	$15,409.2	$14,568.0	$14,555.2	$14,863.8	$15,226.6	$15,087.7

STANCORP FINANCIAL GROUP, INC.

Invested Assets Statistics

(Dollars in millions)

CONSOLIDATED

						2009			2008
2004	2005	2006	2007	2008		3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Investments:
					Fixed maturity securities:
$ 4,018.1	$4,108.1	$4,205.0	$4,390.8	$4,547.1	Public	$5,288.8	$5,033.5	$4,798.0	$4,547.1	$4,503.5	$4,586.3	$4,562.6
394.4	505.1	581.0	606.3	653.2	Private	747.6	683.2	651.9	653.2	692.6	699.6	639.9

4,412.5	4,613.2	4,786.0	4,997.1	5,200.3	Total fixed maturity securities	6,036.4	5,716.7	5,449.9	5,200.3	5,196.1	5,285.9	5,202.5
—	—	—	4.5	1.4	Short-term investments	1.2	1.2	1.3	1.4	1.5	1.8	4.5
2,948.2	3,243.7	3,316.0	3,657.7	4,083.6	Commercial mortgage loans, net	4,313.8	4,297.2	4,137.9	4,083.6	4,017.1	3,967.8	3,808.0
72.2	77.7	89.9	71.8	81.3	Real estate, net	91.1	87.3	83.2	81.3	73.3	72.2	71.9
4.2	4.0	4.0	3.9	3.4	Policy loans	3.3	3.2	3.4	3.4	3.6	3.8	3.9

$ 7,437.1	$7,938.6	$8,195.9	$8,735.0	$9,370.0	Total investments	$10,445.8	$10,105.6	$9,675.7	$9,370.0	$9,291.6	$9,331.5	$9,090.8

					Percent of investments:
59.3%	58.1%	58.4%	57.2%	55.5%	Fixed maturity securities	57.8%	56.6%	56.3%	55.5%	56.0%	56.7%	57.3%
—	—	—	0.1	—	Short-term investments	—	—	—	—	—	—	—
39.6	40.8	40.4	41.9	43.6	Commercial mortgage loans, net	41.3	42.5	42.8	43.6	43.2	42.5	41.9
1.0	1.0	1.1	0.8	0.9	Real estate, net	0.9	0.9	0.9	0.9	0.8	0.8	0.8
0.1	0.1	0.1	—	—	Other	—	—	—	—	—	—	—

					Fixed maturity securities (available-for-sale):
105.2%	102.1%	100.6%	101.3%	97.6%	Market value as a % of amortized cost	105.2%	101.1%	97.7%	97.6%	97.1%	99.3%	101.8%

STANCORP FINANCIAL GROUP, INC.

Other Investment Statistics

(Dollars in millions)

CONSOLIDATED

						2009			2008
2004	2005	2006	2007	2008		3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Portfolio yield:
5.81%	5.61%	5.57%	5.57%	5.63%	Fixed maturity securities (excluding convertibles)	5.52%	5.59%	5.61%	5.63%	5.55%	5.54%	5.54%
6.71	6.46	6.40	6.36	6.39	Commercial mortgage loans, net	6.44	6.42	6.38	6.39	6.38	6.36	6.36

					Fixed maturity securities:
					Quality rating (as % of fixed maturities):
74.5%	74.6%	74.1%	72.5%	71.5%	A or higher	67.4%	67.4%	69.7%	71.5%	70.7%	70.8%	71.1%
21.6	21.6	22.3	23.4	23.6	BBB/Baa	26.7	27.0	25.4	23.6	23.9	23.7	24.5
2.7	2.7	2.0	2.4	2.8	BB/Ba	3.7	3.6	2.9	2.8	2.5	2.6	2.4
1.2	1.1	1.6	1.7	2.1	B or lower	2.2	2.0	2.0	2.1	2.9	2.9	2.0

					Commercial mortgage loans - statutory:
					Sixty-day delinquencies:
$7.5	$0.3	$2.9	$1.9	$7.8	Book value	$17.4	$18.1	$9.6	$7.8	$6.3	$5.3	$1.9
0.25%	0.01%	0.09%	0.05%	0.19%	Rates - overall %	0.40%	0.42%	0.23%	0.19%	0.16%	0.13%	0.05%

$—	$1.3	$1.8	$0.5	$6.8	Foreclosed during period	$8.3	$4.5	$1.2	$3.6	$2.6	$0.6	$—
7.5	0.3	1.2	0.7	3.9	In process of foreclosure	9.0	9.8	5.4	3.9	6.3	2.9	0.7
7.5	0.3	1.2	0.7	3.9	Included in 60-day delinquencies	9.0	9.8	5.4	3.9	6.3	2.9	0.7
2.1	10.1	6.8	3.4	6.2	Net balance of restructured loans	28.9	23.2	10.4	6.2	1.9	1.9	1.9

					Reserve balances:
$2.3	$2.5	$2.4	$3.0	$6.8	Commercial mortgage loans, net	$16.0	$15.3	$8.3	$6.8	$4.3	$4.3	$3.6